Exhibit 10.10

Remote Dynamics, Inc.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR REMOTE DYNAMICS, INC SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

PROMISSORY NOTE

U.S. $1,000,000                                                                                                Date: November 30th, 2006
[Texas]

1. Amount.  REMOTE DYNAMICS, INC., a Delaware corporation having its principal place of business located at 1155 Kas Drive, Suite 100 Richardson, Texas 75081 (the “Borrower” or “Company”), for value received, hereby promises to pay to the order of HFS Minorplanet Funding LLC (the “Lender”) having its principal place of business [10004 Cloverdale Place, Vienna, VA  22182] (the “Lender”), the amount of One Million U.S. Dollars (US $1,000,000) (the “Principal”).

2.  Payment.  Principal and Interest, if any, on this Promissory Note (“Note”) will become due on December 1st 2007 (“Maturity Date”).  On the Maturity Date, (a) this Note (and all amounts due hereunder) shall be automatically converted into securities of the Borrower of the same kind issued by Borrower pursuant to its Note and Warrant Purchase Agreement, dated November 30, 2006, with the investors listed therein (based on a $1,000,000 investment thereunder) and (b),the HFS Minorplanet Funding LLC $2 million Unsecured Convertible Promissory Note due July 22, 2007 (the “Existing Note”) will be cancelled.  The maturity date of the Existing Note is hereby extend until December 1, 2007.

3. Mandatory Payment by Lender:  The Lender will make a mandatory payment to Borrower of at least $20,000 in any given week during which the Existing Note is cancelled (through mutual consent of the Borrower and Lender) in the amount of $40,000.

4.  Interest.  Interest on the outstanding principal balance of this Note shall accrue at a rate of zero percent (0%) per annum and shall be due on the Maturity Date.

4.  Prepayment.  The Borrower may prepay without penalty all or any portion of the sums owed hereunder.

5.  Replacement.  Upon receipt of a duly executed, notarized and unsecured written statement from the Lender with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Borrower shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

 6.  Severability.  In the event any one or more of the provisions contained in this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Lender or any holder hereof, not affect any other provision of this Promissory Note, but this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

7.  Compliance with Securities Laws.  The Lender of this Note acknowledges that this Note is being acquired solely for the Lender’s own account and not as a nominee for any other party, and for investment, and that the Lender shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission.  This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR REMOTE DYNAMICS, INC SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

8.   Borrower Representations and Warranties.  By countersigning this Note, Lender confirms to the Borrower that the representations and warranties attached hereto as Exhibit A are true and correct as of the date hereof.

9.  Modification.  This Promissory Note may only be modified by an agreement in writing executed by the Borrower and Lender.  The Borrower has the full power, authority and legal right to execute and deliver this Promissory Note, and represents that this Promissory Note constitutes a valid and binding obligation of the Borrower.

10.  Waivers.  Any failure of the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time.

11.  Enforcement Expenses.  The Borrower agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

           12.  Terms Defined.  The terms “Borrower” and “Lender” as used in this Promissory Note shall include their respective heirs, executors, personal representatives, successors and assigns.

13.  Binding Effect.  The obligations of the Borrower and the Lender set forth herein shall be binding upon the successors and assigns of each such party.

14.  Controlling Law.  This Note shall be governed by the laws of the United States of America and the State of New York, without regard to the principles of conflicts laws of those jurisdictions.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first written above.

REMOTE DYNAMICS, INC
A Delaware Corporation

By: ___________________________
     Name:  Neil Read
     Title: Vice President, Chief Financial Officer,
  Treasurer and Secretary

ACKNOWLEDGED AND AGREED,
ANS CONFIRMED AS TO
SECTION 9 HEREOF:

LENDER

By: ____________________________
Name:
Title:

[SIGNATURE PAGE]

EXHIBIT A
LENDER WARRANTIES AND REPRESENTATIONS

1.1  The Lender recognizes that the purchase of Notes involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (ii) the Lender may not be able to liquidate its investment; (iii) transferability of the Notes is extremely limited; and (iv) in the event of a disposition, the Lender could sustain the loss of its entire investment.

1.2  The Lender represents that the Lender is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and that the Lender is able to bear the economic risk and illiquidity of an investment in the Notes.

1.3  [____]  If the box to the left is marked, the Lender represents that the Lender is a “qualified institutional buyer” as that term is defined in Rule 144A of the Act.

1.4  The Lender hereby acknowledges and represents that (i) the Lender has prior investment experience, including investment in non-listed and unregistered securities, or that the Lender has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Lender and to all other prospective investors to evaluate the merits and risks of such an investment on the Lender’s behalf; (ii) the Lender recognizes the highly speculative nature of an investment in the Notes; and (iii) the Lender is able to bear the economic risk and illiquidity which the Lender assumes by investing in the Notes.

1.5  The Lender (i) hereby represents that the Lender has been furnished by the Company during the course of this transaction with all information regarding the Company which the Lender has requested or desired to know; (ii) has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Notes; and (iii) has received any additional information which the Lender has requested.

1.6  (a)  To the extent necessary, the Lender has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Notes hereunder.

(b)  The Lender covenants that no Notes were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Lender did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (ii) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7  The Lender hereby represents that the Lender is purchasing the Notes for the Lender’s own account for investment and not with a view toward the resale or distribution thereof to others.  The Lender agrees that the Lender will not sell or otherwise transfer the Notes unless they are registered under the Act or unless an exemption from such registration is available.

1.8  The Lender understands and hereby acknowledges that the Notes it is purchasing are characterized as “restricted securities” under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.  In this connection, Lender represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

1.9  The Lender understands and hereby acknowledges that the Company is under no obligation to register the Notes under the Act or any state securities or “blue sky” laws.  The Lender consents that the Company may, if it desires, permit the transfer of the Notes out of the Lender’s name only when the Lender’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively the, “Securities Laws”).

1.10  The Lender consents to the placement of a legend on any certificate or other document evidencing the Notes indicating that such Notes have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Lender is aware that the Company will make a notation in its appropriate records and issue “stop transfer” instructions to its transfer agent with respect to the restrictions on the transferability of such Notes.

1.11  The Lender represents that the Lender has full power and authority (corporate, statutory and otherwise) to purchase the Notes.